AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED JULY 25, 2005 TO

THE PROSPECTUS FOR CLASS A, B, C AND Y SHARES

DATED JUNE 4, 2005

This Supplement updates the above-dated Prospectus of AXA Enterprise Funds Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of investment sub-adviser (“Adviser”) to the AXA Enterprise International Growth Fund.

AXA Enterprise International Growth Fund

Effective as of July 25, 2005, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace SSgA Funds Management, Inc. (“SSgA”), the Adviser to the AXA Enterprise International Growth Fund (“International Fund”), with Walter Scott & Partners Limited (“WSPL”).

As the new Adviser to the International Fund, it is anticipated that WSPL will attempt to achieve the International Fund’s investment objective of seeking capital appreciation by investing in equity securities of foreign companies that WSPL believes are undervalued. WSPL’s investment philosophy is based upon investing in high quality growth companies in growing industries that have strong business models and will benefit from long-term secular trends. WSPL anticipates utilizing a stock selection process rooted in fundamental research. The team looks for companies with superior business models that are growing at attractive rates. The final selection of stocks for a portfolio is made by a team of portfolio manager professionals and must be a unanimous decision. Stock decisions will determine the country and sector allocation. The principal risks of investing in the International Fund are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies and Risks” in the Trust Prospectus.

It is anticipated that the assets of the International Fund will be managed on a day-to-day basis by a team of investment professionals led by Dr. Walter Scott, one of the founding partners of the company, and Dr. Kenneth Lyall. Dr. Scott is the Chairman of the firm and prior to founding the firm was employed by Ivory & Sime PLC (1972-1983). Dr. Lyall joined the company shortly after its formation and had previously been a research fellow at the University of Edinburgh.

WSPL is a privately-held independent global equity manager based in Edinburgh, Scotland. The firm was founded in 1983. WSPL provides investment management services to corporate pension plans, public funds, financial institutions and endowments and foundations and, as of March 31, 2005, had approximately $15.5 billion in assets under management. WSPL is located at One Charlotte Square, Edinburgh, EH2 4DZ, UK.